Note 18 - Certain Relationships and Related Party Transactions	12 Months Ended
Dec. 31, 2020
Notes to Financial Statements
Related Party Transactions Disclosure [Text Block]

(18)   Certain Relationships and Related Party Transactions

BGP owned approximately 10.6% of the Company’s outstanding common stock at December 31, 2020. For 2020, 2019 and 2018, the Company recorded revenues from BGP of $2.7 million, $2.2 million and $4.9 million, respectively. Receivables due from BGP were $0.8 million and $1.5 million at December 31, 2020 and 2019, respectively. From time to time, the Company enters into partnership agreement with BGP related to new data acquisition projects whereby BGP receives a certain percentage of revenue recognized for those projects. As of December 31, 2020 and 2019, the Company owed BGP $3.4 million and $3.1 million, respectively.

Mr. James M. Lapeyre, Jr. is the Chairman of the Board on ION’s board of directors and a significant equity owner of Laitram, L.L.C. (Laitram), and he has served as president of Laitram and its predecessors since 1989. Laitram is a privately-owned, New Orleans-based manufacturer of food processing equipment and modular conveyor belts. Mr. Lapeyre and Laitram together owned approximately 10.2% of the Company’s outstanding common stock at December 31, 2020.

The Company acquired DigiCourse, Inc., the Company’s marine positioning products business, from Laitram in 1998. In connection with that acquisition, the Company entered into a Continued Services Agreement with Laitram under which Laitram agreed to provide the Company certain bookkeeping, software, manufacturing and maintenance services. Manufacturing services consist primarily of machining of parts for the Company’s marine positioning systems. The term of this agreement expired in September 2001, but the Company continues to operate under its terms. In addition, from time to time, when the Company has requested, the legal staff of Laitram has advised the Company on certain intellectual property matters with regard to the Company’s marine positioning systems. During 2020, 2019 and 2018, the Company paid Laitram and its affiliates $0.7 million, $0.7 million and $0.4 million, respectively, which consisted of manufacturing services and reimbursement of costs. In addition, the Company is currently subleasing approximately 47,800 square feet of office and warehouse space to Laitram. The Company received $0.4 million for both 2020 and 2019 in respect of such sublease and this amount was recorded as an offset against the Company’s total rent expenses.

In the opinion of the Company’s management, the terms of these services are fair and reasonable and as favorable to the Company as those that could have been obtained from unrelated third parties at the time of their performance.

For 2020 and 2019, the Company recorded revenues from sales to INOVA of $1.1 million and $0.5 million related to geophones sold by our Devices group. No revenues were recorded from sales to INOVA for 2018.